NET LOSS PER SHARE (Computation of Basic and Diluted Net Loss Per Share) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
NET LOSS PER SHARE [Abstract]
Net loss attributable to Syneron's shareholders	$ (1,343)	$ (50,795)	$ (25,426)
Total weighted average number of shares used in computing diluted net loss per share	35,474,693	35,158,191	34,369,105
Basic and diluted net loss per share	$ (0.04)	$ (1.44)	$ (0.74)